EXHIBIT 10.16
                                                                   -------------


                  THIRD AMENDMENT TO DEFERRED COMPENSATION PLAN
                  ---------------------------------------------

     The Deferred Compensation Plan adopted by Pentastar Services, Inc., predecessor to Dollar Thrifty Automotive Group, Inc. ("DTAG"), on December 28, 1994, as amended by Amendment to Deferred Compensation Plan adopted by DTAG on September 29, 1998 and Second Amendment to Deferred Compensation Plan adopted by DTAG on September 23, 1999 ("PLAN") is hereby amended as of January 14, 2000 as follows:

     1. Section 1.23 of the Plan is hereby deleted in its entirety and replaced with the following:

          "1.23 "Total and Permanent Disability" means permanent and total disability within the meaning of Section 22(c)(3) of the Code."

     2.  The following Sections shall be added to Article 1 of the Plan:

          "1.31 "Investment Recommendation Form" means the form used by the Administrator for the Participant to recommend investments in his Account to the Trustee.

          1.32 "Performance Share Election Form" means the performance share election form as approved and used by the Administrator."

     3. Section 3.1 of the Plan is hereby amended by adding the following paragraph at the end of such Section:

          "Each Participant who is awarded performance shares by the Employer pursuant to Performance Share Stock Award Agreements shall have the right to elect to defer such performance shares and have such performance shares deposited into the Participant's Account. The Participant may make such election pursuant to the Performance Share Election Form."

     4. Section 4.2 of the Plan is hereby deleted in its entirety and replaced with the following:


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          "4.2 The assets of the Trust shall be invested in such  investments as the Trustee shall determine under the Trust Agreement. The Trustee may receive investment recommendations from the Participant as provided in an Investment Recommendation Form."

     5. The Plan is hereby amended by deleting the Mutual Fund Investment Preference Form for Participants currently used in its entirety and replacing it with the Investment Recommendation Form attached hereto as ATTACHMENT 1. Investment recommendations made by Participants prior to the date this Amendment is adopted by DTAG shall remain in effect until changed by the Participant.

     6. The Plan is hereby amended by adding the Performance Share Election Form regarding the election of deferred shares under Performance Share Stock Award Agreements attached hereto as ATTACHMENT 2.




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



                                  ATTACHMENT 1
                                  ------------


                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
                           DEFERRED COMPENSATION PLAN

                         INVESTMENT RECOMMENDATION FORM
                         ------------------------------

TO:  PLAN ADMINISTRATOR AND TRUSTEE

     Pursuant to Section 4.2 of the Deferred Compensation Plan, I hereby recommend that my Account be invested as follows, and I understand that I may make further recommendations as of March 31, June 30, October 31, and December 31 of each calendar year.


                                                                PERCENTAGE
                                                                ALLOCATION

*SEI PRIME OBLIGATION                                                   %
                                                                   -----

*SEI BOND INDEX                                                         %
                                                                   -----

*SEI S&P 500 INDEX                                                      %
                                                                   -----

*TEMPLETON FOREIGN                                                      %
                                                                   -----

*FIDELITY ADVISOR BALANCED                                              %
                                                                   -----

*NEUBERGER & BERMAN GENESIS                                             %
TRUST                                                              -----


*DOLLAR THRIFTY AUTOMOTIVE
GROUP, INC. COMMON STOCK (NOT
ANTICIPATED AVAILABLE UNTIL
MARCH 1, 2000)                                                          %
                                                                   -----


                                                                    100 %TOTAL
                                                                   -----



_____________________________________                       ____________________
Participant Name                                            Company Name

Date: _______________________________


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


                                  ATTACHMENT 2
                                  ------------

                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
                           DEFERRED COMPENSATION PLAN

                                  ELECTION FORM
                     PERFORMANCE SHARE STOCK AWARD AGREEMENT
                     ---------------------------------------


Name: ________________________________________________  Soc.Sec.No.:____________
      (Last)                  (First)         (M.I.)

Address:________________________________________________________________________
        (Street or P.O. Box)   (Apt. No.)  (City)      (State)         (Zip)


1.  ELECTION OF DEFERRED SHARES UNDER PERFORMANCE SHARE STOCK AWARD AGREEMENTS.

    |_| I irrevocably elect to defer ____% of the Shares awarded to me under the provisions of any present Performance Share Stock Award Agreements and to have the Company deposit said Shares into my Account and/or subaccount of my Account under the Trust Agreement of December 30, 1994, as amended, between the Company and the Trustee pursuant to the provisions of said Trust Agreement and Performance Share Stock Award Agreements.

2.  OTHER MATTERS.

    |_| I hereby direct that the method of payment of said Shares (or the proceeds therefrom ) and the time when said Shares shall be distributed to me and the beneficiary of said Shares in the event of my death shall be as indicated on my Election Form on file with the Company with respect to the Company's Deferred Compensation Plan (the "PLAN") under which I am a Participant.

     Please consult with your tax advisor regarding the tax consequences of the Plan to you. Neither the sponsor of the Plan, nor any of the sponsor's affiliates provide any assurances of the tax results of the Plan in the Participant's particular situation or assume any responsibility in this regard.

Employee's
Signature: ________________                   Date: ____________________________

Company Name: ____________________________

Accepted and agreed to by
Employer's Authorized Representative

By: _________________________                 Date: ____________________________


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